SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

File by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
     [ ]   Preliminary Proxy Statement
     [ ]   Confidential, for use of the Commission Only (as permitted by
            Rule 14-a-6(e)(2))
     [x]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                           RARE MEDIUM GROUP, INC.
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              (Name of Registrant as Specified In Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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       paid previously. Identify the previous filing by registration statement
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                           RARE MEDIUM GROUP, INC.
                       44 WEST 18TH STREET, 6TH FLOOR
                          NEW YORK, NEW YORK 10011

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held December 17, 2002

     To the holders of common stock and convertible preferred stock of Rare Medium Group, Inc., a Delaware corporation:

     Please take notice that our annual meeting of stockholders for the year ended December 31, 2001 will be held in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017 on December 17, 2002, at 8:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

     1.   To elect two (2) Class 3 Directors;

     2. To ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2002; and

     3. To transact such other business as may come before the annual meeting or any adjournment or postponement thereof.

     Stockholders are urged to read carefully the attached proxy statement for additional information concerning the matters to be considered at our annual meeting. The board of directors has fixed the close of business on October 30, 2002 as the record date for the determination of stockholders entitled to vote at the annual meeting. Only stockholders of record at the close of business on October 30, 2002 will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof. The proxy statement is being mailed to these stockholders on or about November 18, 2002.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors,

                                          /s/ Robert C. Lewis
                                          -------------------------------------
                                          Robert C. Lewis
                                          Senior Vice President, General Counsel
                                            and Secretary

New York, New York
November 12, 2002


                                 IMPORTANT
       Please complete, sign, date and promptly mail your proxy card or voting instruction card.


                             TABLE OF CONTENTS

                                                                                                              PAGE

  Presentation of Share and Per Share Amounts                                                                  2
  Questions and Answers about the Annual Meeting                                                               2
  Proposal 1 - Election of Directors                                                                           6
  Proposal 2 - Ratify the Appointment of KPMG LLP as the Independent Auditors                                  11
   of the Company for the Year Ended December 31, 2002
  Security Ownership of Certain Beneficial Owners and Management                                               12
  Executive Compensation                                                                                       14
  Board Audit Committee Report                                                                                 17
  Board Compensation Committee Report on Executive Compensation                                                17
  Performance Graph                                                                                            19
  Forward Looking Statements                                                                                   20
  Other Business                                                                                               20
  Stockholder Proposals                                                                                        20
  Additional Information                                                                                       21
  Annual Report on Form 10-K                                                                                   21


                PRESENTATION OF SHARE AND PER SHARE AMOUNTS

     At the special meeting of stockholders held on July 11, 2002, stockholders approved a one for ten reverse stock split which became effective on July 18, 2002. As a result of the reverse stock split, each ten shares of our voting common stock or non-voting common stock issued and outstanding on July 18, 2002 were automatically combined into and became one share of our voting common stock or non-voting common stock, respectively.

     Proportionate voting rights and other rights of the holders of our voting and non-voting common stock were not affected by the reverse split. For example, a holder of 2.0% of the voting power of the outstanding shares of our common stock immediately prior to the reverse split continues to hold 2.0% of the voting power of the outstanding shares of our common stock after the reverse stock split. The terms of all outstanding options and warrants to purchase shares of our common stock were equitably adjusted such that the number of shares underlying each option or warrant was decreased to one tenth of the previous number of shares and the exercise price was increased to 10 times the previous exercise price. Although the number of shares of our preferred stock was not affected by the reverse stock split, the per share conversion price was increased 10 times from $7.00 to $70.00 (and was further adjusted to $68.50 pursuant to anti-dilution provisions of the preferred stock agreement as a result of the issuance of additional shares of common stock in the rights offering at a price below the conversion price of the preferred stock at the time of the offering).

     All share data, including per share amounts, included in this proxy statement have been restated to give effect to the one for ten reverse stock split.

               QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When And Where Is The Annual Meeting?

     The annual meeting will be held on December 17, 2002, beginning at 8:00 a.m., local time, in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017.

What Is The Purpose Of The Annual Meeting?

     At the annual meeting, we will ask you to consider and approve the matters set forth in the accompanying notice of meeting and described in this proxy statement, including the election of directors and ratification of our independent public accountants.

Why Did I Receive This Proxy Statement?

     We sent you this proxy statement and the enclosed proxy card or voting instruction card because our board of directors is soliciting your proxy to vote at the annual meeting of stockholders.

     This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares (see "How Do I Vote?"). We began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about November 18, 2002, to all stockholders entitled to vote.

How Many Shares Of Voting Stock Are Outstanding?

     On October 30, 2002, the record date, there were 6,682,615 shares of our voting common stock outstanding. In addition to this voting common stock, there were 8,990,212 shares of our non-voting common stock and 1,105,830 shares of preferred stock outstanding, all of which are owned by Apollo Investment Fund IV, L.P.; Apollo Overseas Partners IV, L.P.; and AIF IV/RRR LLC (collectively, the "Apollo Stockholders").

Who Is Entitled To Vote?

     If our records show that you are a holder of our voting common stock or our preferred stock as of the close of business on October 30, 2002, you are entitled to receive notice of the annual meeting and to vote such shares of common stock or preferred stock that you held on the record date.
The voting common stockholders and the preferred stockholders will vote together as a single class on each matter presented at the annual meeting.
The holders of our non-voting common stock are not entitled to vote such shares.

How Many Votes Is The Common Stock Entitled To?

     Each share of outstanding voting common stock owned as of the record date entitles the holder to one vote for each matter to be voted upon. Accordingly, the holders of common stock are entitled to an aggregate of 6,682,615 votes. None of the outstanding shares of non-voting common stock are entitled to vote.

How Many Votes Is The Preferred Stock Entitled To?

     The holders of preferred stock are entitled to an aggregate of 975,000 votes, or 0.882 votes per share of preferred stock.

How Many Votes Are The Holders Of Preferred Stock Entitled To, Based On Their Aggregate Holdings?

     In addition to being entitled to 975,000 votes with respect to the preferred stock, the Apollo Stockholders and an affiliate also own 1,745,375 shares of our voting common stock and 8,990,212 shares of our non-voting common stock. Although the Apollo Stockholders and the affiliate beneficially own 68.5% of our common stock and 35.5% of our outstanding voting power, they have agreed that all voting common shares which would otherwise entitle them and the affiliate, collectively, to cast more than 29.9% of our voting power will be voted pro-rata with all other votes cast by the holders of voting common stock.

Can I Attend The Annual Meeting?

     If you owned common stock or preferred stock on the record date, you can attend the annual meeting. You should be prepared to present photo identification for admittance. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the record date.

What Is The Difference Between Holding Shares As A Stockholder Of Record And Holding Shares As A Beneficial Owner?

     Most of our stockholders hold their shares through a broker or other nominee, rather than directly in their own name. The following are some distinctions between shares held of record and those owned beneficially.

     o Stockholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Co., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the transfer agent. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. The transfer agent has enclosed or sent a proxy card for you to use.

     o Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee, together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the annual meeting.

If I Plan To Attend The Annual Meeting, Should I Still Vote By Proxy?

     Whether you plan to attend the annual meeting or not, we urge you to vote by returning the enclosed proxy card or voting instruction card. Returning the proxy card or voting instruction card will not affect your right to attend the annual meeting and vote.

How Do I Vote?

     o If you are a stockholder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock or shares of preferred stock by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you. If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card in person.

     o If you are a beneficial owner, you will receive a voting instruction card from your nominee which you must properly execute in order to have your shares voted by proxy by the nominee. Beneficial owner stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of record.

Can I Change My Vote Or Revoke My Proxy?

     Any stockholder who executes and returns a proxy may revoke such proxy or change his or her vote at any time before it is voted at the annual meting by:

     (1) filing with the Secretary of Rare Medium Group, at 44 West 18th Street, 6th Floor, New York, New York 10011, written notice of revocation bearing a later date than the proxy; or

     (2)  filing a duly executed proxy bearing a later date; or

     (3)  appearing in person and voting by ballot at the annual meeting.

     Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.
If you are a beneficial owner who has properly executed and returned a voting instruction card to your broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

What Does It Mean If I Get More Than One Proxy Card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card or voting instruction card, each of which will indicate the number of shares you are entitled to vote on that particular card. Sign and return all proxy cards or voting instruction cards to ensure that all your shares are voted.

Am I Entitled To Appraisal Rights?

     No. You will have no right under Delaware law to seek appraisal of the value of our common stock in connection with the matters being voted upon.

How Does The Board Of Directors Recommend I Vote On The Proposals?

     The board of directors recommends that you vote in favor of the election of the director nominees and in favor of ratification of our independent public accountants.

What Constitutes A Quorum And Why Is It Necessary?

     In order to carry on the business of the annual meeting, we must have a quorum. The holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes, if any, will count for quorum purposes. If you submit a properly executed proxy card or voting instruction card, even if you abstain from voting, you will be considered part of the quorum.

What Is A Broker Non-Vote?

     A broker non-vote occurs with respect to any proposal when a broker holds your shares in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

What Vote Is Required For Approval Of The Proposals?

     Our directors will be elected by a plurality of the votes cast at the annual meeting. In the election of directors, votes to withhold authority, abstentions from voting and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

     Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy. With respect to the ratification of the appointment of auditors, abstentions from voting will have the same effect as voting against such matter and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

     As of November 8, 2002, our directors, executive officers and affiliates had the right to vote 1,747,041 shares of our common stock and all of the shares of our preferred stock (with 975,000 votes). The Apollo Stockholders have indicated that they will vote, or cause to be voted, 2,289,627 votes that they control, 29.9% of the votes entitled to be cast at the meeting, in favor of the election of the director nominees and in favor of the ratification of the appointment of the independent auditors. In accordance with an investment agreement limiting the Apollo Stockholders to control no more than 29.9% of the vote at the annual meeting, an affiliate of the Apollo Stockholders has agreed to vote 430,748 shares of common stock pro-rata with all other votes cast by holders of voting common stock.

Will Other Matters Be Voted On At The Annual Meeting?

     We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

What Are The Costs Of Soliciting These Proxies And Who Pays Them?

     All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services. We will reimburse American Stock Transfer & Trust Company for forwarding proxy materials to stockholders of record and serving as inspectors of election and will pay the expenses associated with forwarding proxy materials to beneficial owners by a third party agent and various banks and brokers.

                                 PROPOSAL 1
                           ELECTION OF DIRECTORS

INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

     Listed below are the nominees for class 3 directors, with information showing the principal occupation, business experience and current public directorships, if any, of each, the age of each as of the date of this proxy statement and the year each was first elected a director of the Company.

     Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing the individuals identified in the table below as class 3 directors of the Company. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for director, such instructions will be followed by the persons named as proxies.

     All nominees for director to be elected at the annual meeting are currently members of the board of directors. The Company has no reason to believe that any of the nominees will be unable to serve. In the event that any nominee should not be available, the persons named in the proxy will vote for the others and may vote for a substitute for such nominee.

     Our Amended and Restated Certificate of Incorporation provides for a classified board of directors, divided into three classes having staggered terms of three years each. Currently, the board of directors has six members, consisting of two class 1 directors, two class 2 directors and two class 3 directors. The term of the class 3 directors expires at this 2002 annual meeting and until their successors are duly elected and qualified. The class 1 and class 2 directors have terms expiring at the 2003 and 2004 annual meeting of stockholders, respectively, and until their successors are duly elected and qualified.

CLASS 3 NOMINEES
                                                                     Director
Name                     Age      Class         Position              Since
----                     ---      -----      ------------------      --------
Glenn S. Meyers           41        3        Chairman and Chief        1998
                                             Executive Officer

William F. Stasior        61        3        Director                  2000


     Glenn S. Meyers. Mr. Meyers is the co-founder, Chairman and Chief Executive Officer of the Company and has been a member of the Company's Board of Directors, as well as the Company's Chief Executive Officer, since April 1998 when the Company acquired Rare Medium, Inc. as a wholly owned subsidiary. Prior to joining Rare Medium, Inc. in September 1996 where he served as Chairman and Chief Executive Officer until December 2001, Mr. Meyers was President of Brookridge Capital Management, an Internet venture capital firm from 1994 to September 1996.

     William F. Stasior. Mr. Stasior joined the Board of Directors in April 2000. Mr. Stasior was the Chairman and Chief Executive Officer of Booz Allen & Hamilton Inc., a management and technology consulting firm, from 1991 to 1999, and had served on the Board of Directors of Booz Allen since 1979. Since October 1999, Mr. Stasior has been the Senior Chairman of Booz Allen. Mr. Stasior also serves on the Board of Directors of OPNET, a software company that specializes in enhancing network performance for the Internet and other applications.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors has carefully considered the class 3 director nominees and believes that their election by the stockholders is in the best interests of Rare Medium Group and its stockholders and, accordingly, unanimously recommends that stockholders vote for the class 3 director nominees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CLASS 3 NOMINEES.

INFORMATION WITH RESPECT TO CONTINUING DIRECTORS

     Listed below are the continuing directors, with information showing the principal occupation, business experience and current public directorships, if any, of each, the age of each and the year each was first elected a director of the Company.

                                                                       Director
Name                           Age        Class      Position          Since
----                           ---        -----      --------          -----
Marc J. Rowan                   40          1        Director          1999
Michael S. Gross                41          1        Director          1999
Andrew D. Africk                36          2        Director          1999
Jeffrey M. Killeen              49          2        Director          1998

     Marc J. Rowan. Mr. Rowan, a class 1 director, has been a member of the Board of Directors since June 1999. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P. (which, together with its affiliates, acts as the managing general partner of several private securities investment funds, including Apollo Investment Fund IV, L.P.). Mr. Rowan is also a director of Vail Resorts, Inc., Quality Distribution, Inc., National Financial Partners, Inc., Samsonite Corporation, Wyndam International and NRT Incorporated.

     Michael S. Gross. Mr. Gross, a class 1 director, has been a member of the Board of Directors since August 1999. Mr. Gross is one of the founding principals of Apollo Advisors, L.P. Mr. Gross is also a director of Allied Waste Industries, Inc., Breuners Home Furnishing, Inc., Clark Enterprises Inc., CVEO Corporation, Florsheim Group, Inc., United Rentals, Inc., Encompass Services Corporation and Saks Incorporated.

     Andrew D. Africk. Mr. Africk, a class 2 director, has been a member of the Board of Directors since June 1999. Mr. Africk is a partner of Apollo Advisors, L.P. Mr. Africk is also a director of Encompass Services Corporation, as well as several private venture companies.

     Jeffrey M. Killeen. Mr. Killeen, a class 2 director, has been a director of the Company since October 1998. Since January 1, 2002, Mr. Killeen has been Chairman & Chief Executive Officer of Globalspec, Inc., an information services company. Mr. Killeen was the Chief Executive Officer of Forbes.com from August 1999 to March 2001. Prior to that, from January 1998 to March 1999, Mr. Killeen was the Chief Operating Officer of barnesandnoble.com. Before joining barnesandnoble.com, Mr. Killeen served as President and Chief Executive Officer of Pacific Bell Interactive Media from August 1994 to January 1998.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held eight (8) meetings during the year ended December 31, 2001. Each director attended all of the meetings of the Board of Directors and meetings of committees on which he serves.

     The Board of Directors has an Audit Committee and a Compensation Committee which meet as the need arises. The Board of Directors does not have a nominating committee. The Audit Committee reviews and makes recommendations with respect to the Company's internal controls and financial reports and in connection with such reviews and recommendations, communicates with and receives information independently from appropriate Company financial personnel regarding the Company's financial condition. The Audit Committee, with the Company's Senior Vice President and Controller and Senior Vice President, Finance and Treasurer, also reviews the scope and results of the annual audit with the Company's auditors and other activities the auditors perform with the Company. The Audit Committee met six (6) times during the year ended December 31, 2001. The Audit Committee met on March 7, 2002, with the Company's auditors to discuss the results of the 2001 audit. The Audit Committee is currently composed of two outside directors, Jeffrey M. Killeen and William F. Stasior, both of whom are independent under Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards, and Andrew D. Africk, who continues to servie on the Audit COmmittee as the Board of Directors determined that exceptional and limited circumstances exist pursuant to Rule 4350(d)(2)(B) of the NASD listing standards. The Compensation Committee met two (2) times during the year ended December 31, 2001. The Compensation Committee periodically reviews and evaluates the compensation of the Company's officers and administers grants of options from the Company's 1998 Long-Term Incentive Plan and the Amended and Restated Equity Plan for Directors. The Compensation Committee is currently composed of Jeffrey M. Killeen and Andrew D. Africk.

COMPENSATION OF DIRECTORS

     Each non-employee director receives a per meeting fee of $1,000 for each meeting of the Board of Directors and $500 for each committee meeting attended, along with expenses incurred in connection with each meeting attended.

     The Compensation Committee has authority under the Company's 1998 Long-Term Incentive Plan to make stock option awards to non-employee directors of the Company. Historically, the Compensation Committee has awarded non-employee directors a stock option for 7,500 shares, vesting ratably over three years in lieu of an automatic grant of an option to purchase 2,500 shares of common stock as of the effective date of the non-employee director's initial election to the Board of Directors, vesting in one year, and thereafter, at the close of business on the date of final adjournment of each annual meeting of stockholders as provided in the 1998 Long-Term Incentive Plan. In general, the exercise price per share of common stock purchasable upon exercise of a non-employee director's options will be equal to 100% of the fair market value of a share of common stock on the date of grant of the option.

     Upon becoming a director of the Company in 1998, Jeffrey M. Killeen was granted an option to purchase 7,500 shares of common stock on October 28, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $19.375 per share, the fair market value of the common stock on the date of grant. This option vested ratably over three years and has fully vested as of the date hereof. On December 21, 2001, the exercise price of this option was repriced at $6.00, the fair market value of the common stock on that date. For more information regarding the repricing of this option, see section entitled "Repricing of Options" below.

     Upon becoming directors of the Company on June 4, 1999, each of Andrew
D. Africk and Marc J. Rowan was granted an option to purchase 7,500 shares of common stock under the 1998 Long-Term Incentive Plan, exercisable at $70.00 per share, both of which vested ratably over three years and have fully vested as of the date hereof. Upon becoming a director of the Company as of August 19, 1999, Michael S. Gross was granted an option to purchase 7,500 shares of common stock under the 1998 Long-Term Incentive Plan, exercisable at $70.00 per share, which vested ratably over three years and has fully vested as of the date hereof. On December 21, 2001, the exercise prices of the options granted to Messrs. Africk, Rowan, and Gross were repriced at $6.00, the fair market value of the common stock on that date. For more information regarding the repricing of these options, see section entitled "Repricing of Options" below.

     Upon becoming a director of the Company in April, 2000, William Stasior was granted an option to purchase 7,500 shares of common stock on April 26, 2000 under the 1998 Long Term Incentive Plan exercisable at $210.625 per share, the fair market value of the common stock on the date of grant. This option vests ratably over three years. During the year 2000, Mr. Stasior served as a consultant to the Company's Internet professional services subsidiary, Rare Medium, Inc., and pursuant to a consulting agreement Mr. Stasior received compensation of $10,000 per month for his consulting services. This consulting agreement was terminated in the spring of 2001. In addition, as compensation for his consulting services Mr. Stasior received an option to purchase an additional 7,500 shares of common stock on April 26, 2000 under the 1998 Long Term Incentive Plan exercisable at $210.625 per share, the fair market value of the common stock on the date of grant. This option was to vest ratably over three years; however, upon the termination of Mr. Stasior's consulting agreement with Rare Medium, Inc. as of July 2, 2001, the unvested portion of the option, covering 5,000 shares, related to the remaining term of this agreement were cancelled. The remaining portion of the option, covering 2,500 shares, has vested as of the date hereof. On December 21, 2001, the exercise prices of these options were repriced at $6.00, the fair market value of the common stock on that date. For more information regarding the repricing of these options, see section entitled "Repricing of Options" below.

     It is anticipated that future grants of stock options to directors will principally be made under the Company's 1998 Long-Term Incentive Plan.

EXECUTIVE OFFICERS

     The names of the Company's current executive officers, and certain information about them, is set forth below.

Name                       Age     Position                                                Officer Since
----                       ---     --------                                                -------------
Glenn S. Meyers            41     Chairman and Chief Executive Officer                         1998
Jeffrey A. Leddy           47     President and Chief Operating Officer                        2002
Robert C. Lewis            37     Senior Vice President, General Counsel and Secretary         1998
Craig C. Chesser           41     Senior Vice President, Finance and Treasurer                 1998
Michael A. Hultberg        36     Senior Vice President and Controller                         1999

     Glenn S. Meyers - Chairman and Chief Executive Officer. Mr. Meyers is the co-founder, Chairman and Chief Executive Officer of the Company and has been a member of the Company's Board of Directors as well as the Company's Chief Executive Officer since April 1998 when the Company acquired Rare Medium, Inc. as a wholly owned subsidiary. Prior to joining Rare Medium, Inc. in September 1996 where he served as Chairman and Chief Executive Officer until December 2001, Mr. Meyers was President of Brookridge Capital Management, an Internet venture capital firm from 1994 to September 1996.

     Jeffrey A. Leddy - President and Chief Operating Officer. Mr. Leddy was appointed President and Chief Operating Officer on October 9, 2002, having served as the Company's Senior Vice President of Operations since June 2002. From September 1980 to December 2001, Mr. Leddy worked for EMS Technologies, most recently as a Vice President. Mr Leddy also currently serves as President of Miraxis, LLC, an affiliate of the Company, a position he has held since September 2001.

     Robert C. Lewis - Senior Vice President, General Counsel and Secretary. Mr. Lewis has been the Company's Vice President and General Counsel since May 1998 and Secretary of the Company since August 1998. Mr. Lewis was appointed the Company's Senior Vice President on July 26, 2000. Prior to joining the Company, Mr. Lewis was an associate at the law firm of Fried, Frank, Harris, Shriver & Jacobson from October 1992.

     Craig C. Chesser - Senior Vice President Finance and Treasurer. Mr. Chesser has been a Vice President of the Company since July 1998 and has been Vice President Finance since February, 2001 and the Treasurer of the Company since November 1999. Mr. Chesser served as Corporate Controller of the Company from July 1998 to November 1999. Prior to joining the Company, Mr. Chesser was Vice President, Finance for TransCare Corporation, a health care industry consolidator. Previously, Mr. Chesser was Vice President, Finance and Administration for Sunwestern Investment Group, a venture capital organization.

     Michael A. Hultberg - Senior Vice President and Controller. Mr. Hultberg joined the Company as Vice President and Controller in November 1999. From July 1988 to November 1999, Mr. Hultberg was employed by KPMG LLP, most recently as Senior Manager.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TENDER OFFER

     In connection with the settlement of a purported class action lawsuit, an affiliate of the Apollo Stockholders conducted a cash tender offer for up to 1,500,291 shares, or approximately 23% of the Company's outstanding common stock at a price of $2.80 per share, a price equaling 105% of the average closing prices of the common stock for the five trading days prior to April 9, 2002. The Apollo Stockholders purchased 474,427 shares pursuant to the tender offer and agreed that so long as any tendered shares are held by them or any of their affiliates, they and their affiliates will cause all such shares held by them, which would otherwise entitle them and their affiliates, collectively, to cast more than 29.9% of voting power of our outstanding capital stock, to be voted pro-rata with all other votes cast by holders of common stock. The tender offer was intended to provide additional liquidity for the Company's common stockholders and, thereby, provide near term support for the market price of the Company's common stock in light of the one for ten reverse stock split.

RIGHTS OFFERING AND ADVANCE PURCHASE

     In connection with the settlement of a purported class action lawsuit, the Company distributed to each holder of record of its common stock, warrants and preferred stock, as of the close of business on May 16, 2002, one non-transferable right to purchase one additional share of its common stock, for each share held, at a purchase price of $2.01 per share. On July 11, 2002, the rights offering was approved by the Company's stockholders and was concluded on July 16, 2002, with 9,138,105 shares of common stock purchased for gross proceeds of $18.4 million.

     Under an investment agreement made in connection with the settlement, the Apollo Stockholders agreed to purchase, in advance of the rights offering, 3,876,584 shares of the Company's non-voting common stock. This purchase equaled the number of shares of voting common stock that they would otherwise have been entitled to purchase in the rights offering, after giving effect to the cancellation of 20% of the outstanding warrants in connection with the settlement. In connection with the advance purchase, the Apollo Stockholders paid $2.01 per share for an aggregate gross purchase price of approximately $7.8 million. The Apollo Stockholders purchased an additional 5,113,628 shares of non-voting common stock pursuant to their over subscription privilege. Under the terms of the preferred stock agreement, the conversion price of the preferred stock was adjusted from $70.00 to $68.50 as a result of the issuance of the additional shares of common stock pursuant to the rights offering at a price below the conversion price of the preferred stock at the time of the offering. Similarly, under the terms of the Series 1-A and 2-A Warrants, the exercise price of the Series 1-A and 2-A Warrants was adjusted from $42.00 and $70.00, respectively, to $41.12 and $68.50, respectively, and, accordingly, the number of shares purchasable under the warrants increased as a result of the issuance of shares of common stock pursuant to the rights offering at a price below the exercise price of the warrants in effect at the time of the offering.

EMPLOYMENT AGREEMENTS

     For a description of the employment agreements between the Company and certain executive officers, please see the descriptions under the heading "Employment Contracts and Change-in-Control Arrangements" on page 15.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company that no other reports were required, the Company believes that during the year ended December 31, 2001, its officers, directors and greater-than-10% stockholders complied with all
Section 16(a) filing requirements.

                                 PROPOSAL 2
       RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS
             OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2002

     The firm of KPMG LLP, independent accountants, audited the financial statements of the Company for the year ended December 31, 2001. The Board of Directors of the Company has unanimously reappointed, and recommends to the stockholders the ratification of the appointment of, KPMG LLP as independent auditors for the Company for the year ended December 31, 2002. If the appointment is not ratified by the stockholders, the Board of Directors may reconsider its recommendation.

     A representative of KPMG LLP is expected to be available at the annual meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she so desires.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the total number of the votes of capital stock of the Company represented and entitled to vote at the annual meeting is required to approve this Proposal 2.

AUDIT FEES

     For the fiscal year ended December 31, 2001, the aggregate fees for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 31, 2001 were $215,000, all of which has been billed.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2001, the Company did not incur any charges or pay any fees related to any financial information systems design and implementation services provided by KPMG LLP.

ALL OTHER FEES

     For the fiscal year ended December 31, 2001, the aggregate fees billed for services rendered by KPMG LLP, other than the fees discussed in the foregoing paragraphs, were $474,425, which related to services for offerings, registration statements and related filings, due diligence related services and tax services.

     The audit committee has concluded that provision of these non-audit services is compatible with maintaining KPMG LLP's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has carefully considered Proposal 2, the proposal to ratify the appointment of KPMG LLP as independent auditors of the Company, and believes that its approval by the stockholders is in the best interests of Rare Medium Group and its stockholders and, accordingly, unanimously recommends that stockholders vote for the approval of Proposal 2.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information, as of November 8, 2002 (except as noted otherwise), regarding beneficial ownership of the shares of Common Stock of the Company by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's named executive officers under the Summary Compensation Table under the heading "Executive Compensation," (iii) each director and nominee for director, and
(iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares indicated as owned by them.

                                                                                      Number of Shares of
                                                                                          Common Stock            Percentage
Name and Address                        Position                                     Beneficially Owned (1)        of Class
--------------------------------        --------------------------------------      ------------------------    ------------
Glenn S. Meyers                         Chairman and Chief Executive Officer               126,666                 *  (2)
Robert C. Lewis                         Senior Vice President, General Counsel              19,500                 *  (2)
                                        and Secretary
Craig C. Chesser                        Senior Vice President Finance and                   17,500                 *  (3)
                                        Treasurer
Michael A. Hultberg                     Senior Vice President and Controller                17,500                 *  (2)
Jeffrey M. Killeen                      Director                                             7,500                 *  (2)
William Stasior                         Director                                             7,500                 *  (2)
Andrew D. Africk                        Director                                        13,836,358             73.7%  (4)(9)
   c/o Rare Medium Group, Inc.
   44 West 18th Street, 6th Floor
   New York, New York 10011
Marc J. Rowan                           Director                                        13,836,358             73.7%  (5)(9)
   c/o Rare Medium Group, Inc.
   44 West 18th Street, 6th Floor
   New York, New York 10011
Michael S. Gross                        Director                                        13,836,358             73.7%  (6)(9)
   c/o Rare Medium Group, Inc.
   44 West 18th Street, 6th Floor
   New York, New York 10011
Apollo Investment Fund IV, L.P.                                                         13,828,858             73.3%  (7)(9)
   Two Manhattanville Road
   Purchase, New York 10577
All executive officers, directors and                                                   14,047,523             74.0%  (8)(9)
   nominees as a group (9 persons)

----------------
*    Represents beneficial ownership of less than 1%.

(1) Beneficial ownership has been determined pursuant to Rule 13d-3 under the Exchange Act.

(2) Represents options to purchase shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company and upon certain other conditions.

(3) Includes options to purchase 15,833 shares of common stock that are currently exercisable.

(4) Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and
     (iv) 3,093,271 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Africk is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Africk disclaims beneficial ownership of such shares. Includes options to purchase 7,500 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(5) Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and
     (iv) 3,093,271 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Rowan is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Rowan disclaims beneficial ownership of such shares. Includes options to purchase 7,500 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(6) Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and
     (iv) 3,093,271 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Gross is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Gross disclaims beneficial ownership of such shares. Includes options to purchase 7,500 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(7) Represents the aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and (iv) 3,093,271 shares of common stock issuable upon conversion of the aggregate of 1,105,830 shares of the Company's Series A Preferred Stock and the exercise of an aggregate of 141,446 Series 1-A warrants and 12,262,542 Series 2-A warrants held by the Apollo Stockholders. Assuming conversion of all the Series A Preferred Stock and the exercise of all the Series 1-A warrants and Series 2-A warrants held by the Apollo Stockholders, such 13,828,858 shares of common stock would consist of 11,912,907 shares of common stock beneficially owned by Apollo Investment Fund IV, L.P., 598,855 shares of common stock beneficially owned by Apollo Overseas Partners IV, L.P., 842,669 shares of common stock beneficially owned by AIF IV/ RRRR LLC and 474,427 shares of common stock owned by AP/RM Acquisition, LLC. The holders of the Company's Series A Preferred Stock are only entitled to an aggregate of 975,000 votes with respect to the Series A Preferred Stock as of November 8, 2002, or 0.882 votes per share of Series A Preferred Stock. Messrs. Africk, Rowan and Gross, directors of the Company and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of the shares held by the Apollo Stockholders.

(8) Messrs. Africk, Rowan and Gross, directors of the Company and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of shares held by the Apollo Stockholders. See footnote numbers 4, 5 and 6 above. Includes options to purchase an aggregate of 216,999 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(9) Subject to final court approval of the settlement of the purported class action lawsuit, warrants held by the Apollo Stockholders to acquire 275,245 shares of our common stock will be cancelled.

                           EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth, for the three years ended December 31, 2001, the compensation for services in all capacities earned by the Company's Chief Executive Officer and its next most highly compensated executive officers.

Summary Compensation Table
                                                                   Other      Restricted     Securities
                                                                   Annual        Stock       Underlying      LTIP       All Other
  Name and Principal Position     Year    Salary      Bonus      Compensation   Award(s)    Options/SARs    Payouts    Compensation
                                                                    (1)           ($)           (#)           ($)         (2)
  ---------------------------     ----    -------    ---------    ------------  ---------    -----------    -------    ------------
Glenn S. Meyers                   2001   $278,096          $--    $18,000             $--           --           $--        $--
   Chairman and                   2000    267,400    1,469,090     18,000              --           --            --         --
   Chief Executive Officer        1999    257,192    2,157,889     17,600              --           --            --         --

Robert C. Lewis                   2001    140,000       90,000      6,000              --       10,000            --      2,500
   Senior Vice President,         2000    128,692       40,000         --              --           --            --      2,500
   General Counsel and            1999    110,135           --         --              --        6,800  (3)       --      2,500
   Secretary

Craig C. Chesser                  2001    164,077       90,000      1,500              --       10,000            --      2,500
   Senior Vice President Finance  2000    133,961       40,000      6,000              --        2,500  (3)       --      2,500
   and Treasurer                  1999    118,692       10,000      3,000              --        3,250  (3)       --      2,500

Michael A. Hultberg               2001    177,135       90,000      3,000              --       10,000            --         --
   Senior Vice President and      2000    145,000       40,000         --              --           --            --         --
   Controller                     1999     25,096           --         --              --        7,500  (3)       --         --

--------------
(1)  Represents non-accountable expense allowance.
(2)  Represents 401(k) employer matching contributions.
(3) The exercise prices of these options were repriced to $1.30, the fair market value of the common stock as of October 5, 2001, the date of repricing.


     The following table sets forth information concerning grants of stock options to purchase common stock during the year ended December 31, 2001 to the named executive officers.

Option / SAR Grants in the Last Year
                                          Percent of                                Potential Realizable Value
                           Number of        Total                                   at Assumed Annual Rates of
                           Securities    Options/SARs                                 Stock Appreciation for
                           Underlying     Granted to     Exercise or                        Option Term
                         Options /SARs   Employees in    Base Price    Expiration  -----------------------------
   Name                  Granted (1)(2)   Fiscal Year    ($/Share)       Date          5%              10%
   ----                  --------------  ------------    ----------    ----------   -----------      ----------
Glenn S. Meyers                  --          0.0%             N/A           N/A            N/A             N/A
Robert C. Lewis              10,000          3.9%           $6.00      12/20/06         16,577          36,631
Craig C. Chesser             10,000          3.9%           $6.00      12/20/06         16,577          36,631
Michael A. Hultberg          10,000          3.9%           $6.00      12/20/06         16,577          36,631

--------------
(1) The vesting of the options is subject to acceleration in the event of a change in control of the Company, which means, generally, the consummation of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or other transaction or related transactions as a result of which a single person or several persons acting in concert own a majority of the shares of common stock.

(2) These options were granted on December 21, 2001 at an exercise price of $6.00, the per share fair market value of the common stock at that time. The options have a term of five (5) years. Options are exercisable on the one-year anniversary of the date of grant.


     The following table sets forth information concerning the exercise of options to purchase shares of common stock by the named executive officers during the year ended December 31, 2001, as well as the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 2001.

Aggregated Option/SAR Exercises in the Last Year and Year-End Option/SAR Values
                                                         Number of            Value of
                         Number of                      Securities          Unexercised
                         Securities                      Underlying          In-the-Money
                         Underlying                     Options/SARs at     Options/SARs at
                        Options/SARs                    Fiscal Y/E (#)       Fiscal Y/E ($)
                        Acquired on       Value         Exercisable/         Exercisable/
  Name                  Exercise (#)     Realized       Unexercisable       Unexercisable
  ----                  ------------     --------       --------------      -------------
Glenn S. Meyers              --             --           86,667/53,333           0/0
Robert C. Lewis              --             --            9,500/10,000      57,950/14,000
Craig C. Chesser             --             --            5,833/10,000      35,584/14,000
Michael A. Hultberg          --             --            5,000/12,500      30,500/29,250


EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

MEYERS EMPLOYMENT AGREEMENT

     In connection with the transactions consummated pursuant to the 1998 acquisition by the Company of Rare Medium, Inc., the Company entered into an Employment Agreement effective April 15, 1998 with Glenn S. Meyers (the "Meyers Employment Agreement"). Pursuant to the Meyers Employment
Agreement, as amended, Mr. Meyers was engaged as the Chairman, President and Chief Executive Officer of the Company and Rare Medium, Inc. to serve for a term of five years, expiring April 15, 2003. Mr. Meyers receives an annual base salary of $250,000, with a minimum annual increase during the term of not less than 4% per annum. In addition to base compensation, Mr.
Meyers is entitled to receive, for each calendar year during the term, incentive compensation equal to 2.0% of revenues derived from activities of Rare Medium, Inc. for such calendar year in excess of the revenues of Rare Medium, Inc. for the preceding year. Effective June 4, 1999, the Meyers Employment Agreement has been amended and restated to effect a ceiling of $150,000,000 on revenues of the Company for determining such annual incentive compensation payable to Mr. Meyers. In addition, the amended and restated agreement provides that, in the event gross revenues exceed such revenue ceiling, the Compensation Committee of the Board of Directors will, with such assistance as it will deem necessary, establish an incentive bonus program for Mr. Meyers based on objective and subjective factors to appropriately incentivize him. Such revised incentive bonus program shall be designed to allow Mr. Meyers to continue to receive increases in annual bonuses based on, and subject to, the targets and criteria established by the Compensation Committee, in amounts similar to the incentive bonuses previously received by Mr. Meyers. The Meyers Employment Agreement provides
Mr. Meyers with a right to terminate his employment agreement upon a breach of such agreement or upon the occurrence of certain events constituting a "change in control" of the Company as defined therein. Upon such a "change in control," Mr. Meyers would be entitled to receive a lump sum payment from the Company which shall be equal to all salary and incentive compensation for the remaining term and the cash value of all benefits which would have been received by him for the remaining term. In addition, all of his unvested stock options shall immediately vest and become exercisable. The Meyers Employment Agreement also contains a covenant not to compete with the Company or any of its affiliates for the term of the agreement, plus one additional year. Concurrently with the execution of the Meyers Employment Agreement, the Company granted to Mr. Meyers options to acquire an aggregate of 200,000 shares of common stock at exercise prices equal to $23.75 per share (the fair market value at the time of issuance), which options become exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant.

OTHER CURRENT EMPLOYMENT AGREEMENTS

     The Company has employment agreements with each of Craig Chesser, Michael Hultberg and Robert Lewis, each of whom is an executive officer of the Company. Under these agreements, if, either (i) after 90 days following a change in control of the Company, the executive terminates his employment or (ii) the executive is terminated for other than "cause" as such term is defined in his respective agreement, then the executive is entitled to receive severance compensation and benefits in a lump sum payment consisting of one year of his current salary and the right to exercise all vested stock options and unvested stock options which become exercisable upon a change of control through the option exercise date for such options. For purposes of these agreements, a change in control of the Company occurs when, among other things, the stockholders of the Company approve a merger of the Company.

STOCK PLANS

     On May 6, 1998, the Board of Directors adopted the Company's 1998 Long-Term Incentive Plan (the "Plan"). The Plan was approved by the Company's stockholders on March 16, 1999. The Plan provides for the granting of awards to directors (whether or not employees), executive officers, key employees and consultants and other service providers in the form of stock options, stock appreciation rights, restricted stock awards, deferred stock awards, bonus stock awards, dividend equivalents, and other types of stock based awards. The variety of awards authorized by the Plan is intended to give the Company flexibility to adapt the Company's compensation practices as the business environment in which it operates changes. The maximum aggregate number of shares of common stock that may be delivered for all purposes under the Plan is 2,300,000, subject to adjustment. The Plan is administered by the Compensation Committee of the Board of Directors. These options have generally carried five-year terms and have become exercisable cumulatively in three equal installments, with the first installment becoming exercisable on the one-year anniversary of each grantee's date of employment. In 2000, the Board of Directors amended and restated the Plan to: (1) increase the number of shares of common stock available for issuance under the Plan to 2,300,000; (2) provide that no participant in the Plan may be granted options and stock appreciation rights, or SARs, that become exercisable in any one year for more than 700,000 shares of common stock and awards other than options and SARs that may be settled for the first time in any one year by delivery of more than 350,000 shares of common stock; and (3) provide that all options and SARs will terminate no later than the tenth anniversary of the date of grant. These amendments to the Plan were ratified by the Company's stockholders on June 15, 2000. As of December 31, 2001, there were approximately 1,900,000 options available for grant under the Plan.

     In 1994, the Company adopted an Equity Plan for Directors (the "Equity Plan for Directors") pursuant to which non-employee directors of the Company received automatic option grants whose vesting was dependent on the market price of the common stock. On October 26, 1998, the Board of Directors amended and restated the Equity Plan for Directors to change the plan from a formula-based stock option plan as described above to a discretionary plan (the "Amended and Restated Equity Plan for Directors"), thereby providing more flexibility in determining incentive based stock option awards for non-employee directors of the Company. The Amended and Restated Equity Plan for Directors authorized 50,000 aggregate shares of common stock for the granting of such options under the plan, of which 10,800 were available for granting stock options as of December 31, 2001. The Company did not make any grants to directors under the Amended and Restated Equity Plan for Directors in 2001. Subsequent to November 1998, grants of stock options to directors have been made under the Company's Amended and Restated 1998 Long-Term Incentive Plan.

                        BOARD AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with the Company's management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU
Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Company's independent accountants the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                                  By the Audit Committee
                                                  of the Board of Directors,

                                                  /s/ JEFFREY M. KILLEEN
                                                  ----------------------
                                                  Jeffrey M. Killeen

                                                  /s/ WILLIAM F. STASIOR
                                                  ----------------------
                                                  William F. Stasior

                                                  /s/ ANDREW D. AFRICK
                                                  ----------------------
                                                  Andrew D. Africk


        BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The members of the Compensation Committee are Jeffrey M. Killeen and Andrew D. Africk.

COMPENSATION PHILOSOPHY AND REVIEW

     The Company's compensation philosophy for its executive officers serves two principal purposes: (1) to provide a total compensation package for such officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives, and (2) to directly link compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the common stock.

     The 2001 compensation levels for the Company's executive officers generally were determined on an individual basis, including consideration of employment agreements entered into between the Company and such individuals.

     Members of the Compensation Committee approve the material terms of any employment agreement, and any amendments thereto, entered into between the Company and an executive officer, as well as any stock option grants to an executive officer. In determining compensation levels for 2001, the Compensation Committee primarily relied upon factors relating to responsibilities of the executive officer and both his current and expected future contributions to the Company. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the indexes under the caption, "Performance Graph."

ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

     The Company's executive compensation consists primarily of salary, bonus and awards of stock options. The Company emphasizes the award of stock options and makes use of cash incentive bonuses to reward performance and retain its executive officers. The Compensation Committee believes that in the highly competitive, emerging markets in which the Company has historically operated, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests.

     Officer Salaries. The Compensation Committee reviews each executive officer's salary annually. Except to the extent that salary increases are prescribed by written employment agreements, in determining the appropriate salary levels, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience and past accomplishments.

     Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of providing long-term incentives for its executive officers and key employees. The Company's practice has been to set option exercise prices at not less than 100% of fair market value on the date of grant. Options are generally granted for a term of five to ten years. Options granted to executive officers and key employees become exercisable over time and are typically dependent on continuing employment with the Company or one of its subsidiaries, thus providing incentive to remain in the Company's employ.

     In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers and key employees, and also their current and expected future contributions to the Company, as well as the number of shares owned by the officer or key employee or which remain unvested under outstanding options. In addition, the Compensation Committee examines the level of equity incentives held by each officer and key employee relative to the other officers' and key employees' equity positions and their tenure, responsibilities, experience and value to the Company.

REPRICING OF OPTIONS

     Report of the Compensation Committee. On October 5, 2001, the Compensation Committee determined that because the outstanding options held by certain executive officers and employees were exercisable at prices that were significantly above prevailing market prices for the Company's common stock, they no longer provided an adequate level of incentive. Accordingly, to reincentivize certain executive officers and employees of the Company and in recognition of their service to the Company, the Compensation Committee approved the repricing of the exercise prices of options to purchase an aggregate of 35,000 shares of common stock to $1.30 per share, the fair market value at the date of the repricing. On December 21, 2001, the Compensation Committee approved an additional repricing of the exercise prices of options to purchase an aggregate of 40,000 shares of common stock held by non-management directors to $6.00 per share, the fair market value at the date of the repricing.

     10-Year Option Repricings. The following table provides information related to the repricing of each option held by the executive officers of the Company during the last ten completed fiscal years.

                                                                                               Length of
                                         Number of                      Exercise                Original
                                         Securities     Market Price    Price of               Option Term
                                         Underlying     of Stock at      Stock at                Remaining
                                          Options         Time of        Time of      New       at Date of
                                        Repriced or    Repricing or     Repricing    Exercise    Repricing
       Name                    Date       Amended        Amendment     or Amendment    Price    or Amendment
       ----                    ----       -------        ---------     ------------  --------   ------------
Craig C. Chesser              10/5/01      1,167           $1.30             $23.75    $1.30     23 Months
                              10/5/01        833           $1.30             $51.10    $1.30     28 Months
                              10/5/01      1,334           $1.30             $85.63    $1.30     36 Months
                              10/5/01      2,500           $1.30            $145.00    $1.30     46 Months
Michael A. Hultberg           10/5/01      7,500           $1.30            $147.50    $1.30     37 Months
Robert C. Lewis               10/5/01      3,200           $1.30             $23.75    $1.30     23 Months
                              10/5/01      3,800           $1.30             $47.70    $1.30     30 Months
                              10/5/01      2,500           $1.30             $85.63    $1.30     36 Months

POLICY OF DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility of a corporation of compensation in excess of $1,000,000 paid to any of its five most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders.

     Total cash compensation paid for salaries and bonuses during 2001 did not exceed the $1,000,000 limit for any individual executive. In addition, the Compensation Committee does not anticipate that total cash compensation paid for salaries and bonuses during 2002 will exceed the $1,000,000 limit for any individual executive. Stock option grants to date do not meet the requirement that such grants be "performance based" and are, therefore, not exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash and stock option compensation programs, but intends to retain the flexibility necessary to provide total cash and stock option compensation in line with competitive practice, the Company's compensation philosophy and the Company's best interests.

     In conclusion, the Compensation Committees believes that the policies and programs described in this report are competitive and effectively align executive compensation with the Company's goal of maximizing the return to stockholders.

                                                 By the Compensation Committee
                                                 of the Board of Directors,


                                                 /s/ JEFFREY M. KILLEEN
                                                 ----------------------
                                                 Jeffrey M. Killeen

                                                 /s/ ANDREW D. AFRICK
                                                 ----------------------
                                                 Andrew D. Africk


                             PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index, and the Media General Internet Software and Services Index from December 31, 1996 through December 31, 2001. The cumulative total shareholder returns on the Company's common stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total stockholder return assumes $100 invested at the beginning of the period in common stock, in the Nasdaq Market Index and the Industry Index. The Company did not pay dividends on its common stock during the measurement period and the calculations of cumulative total stockholders return on the common stock did not include dividends. The Company presents below the Internet Software and Services Index as a comparative industry index for the Company's Internet professional services business, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998.

            COMPARISON OF CUMULATIVE 5-YEAR ANNUAL RETURN AMONG
               RARE MEDIUM GROUP, INC., NASDAQ MARKET INDEX,
                  AND INTERNET SOFTWARE AND SERVICES INDEX

................................................................................
GRAPHIC OMITTED
                                       IGT: "75756chart.eps"
................................................................................

LEGEND:
                                                                      Fiscal Year Ending
                                     --------------------------------------------------------------------------------------
Company/Index/Market                    1996           1997          1998           1999            2000           2001
                                     -----------    -----------    ----------    ------------    -----------    -----------
Rare Medium Group, Inc.                  100.00          32.18         75.86          627.59          35.05          13.61
Media General Internet Software
   & Services Index                      100.00          59.28        155.54          452.69         100.12          67.56
Nasdaq Market Index                      100.00         122.32        172.52          304.29         191.25         152.46

--------------
(1)  Assumes $100 invested on January 1, 1996 and reinvestment of dividends.

(2) The Media General "Internet Software Services and Index" relates to the primary business engaged in by the Company during 2001 through its subsidiary Rare Medium, Inc., which was acquired in April 1998.


                         FORWARD LOOKING STATEMENTS

     This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "anticipate," "expect," "estimate," "intent" and similar expressions identify forward-looking statements. Forward looking statements necessarily involve risks and uncertainties, and our actual results could differ materially from those anticipated in the forward-looking statements. Factors that would cause actual results to differ materially from the Company's current expectations include but are not limited to those factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC and the Company's Registration Statement on Form S-3/A for the rights offering filed with the SEC on May 29, 2002. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 has been mailed with this proxy statement.

                               OTHER BUSINESS

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the annual meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                           STOCKHOLDER PROPOSALS

     The Company expects that the date of the 2003 annual meeting of stockholders will change by more than 30 days from this year's annual meeting. Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2003 annual meeting of stockholders must submit the same to the Secretary of the Company within a reasonable time before the Company begins to print and mail its proxy materials at the Company's principal executive office, 44 West 18th Street, 6th Floor, New York, New York 10011. In order for a shareholder proposal at the 2003 annual meeting submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act, such proposal must be received by the Company within a reasonable time before the Company mails its proxy materials.

                           ADDITIONAL INFORMATION

     The Company is a reporting company and files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC public reference rooms in Washington, DC, New York, NY or Chicago, IL. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. The Company's SEC filings are also available at the SEC's Web site at "http://www.sec.gov." In addition, you can read and copy the Company's SEC filings at the office of the National Association of Securities Dealers, Inc. at 1735 K Street, Washington, DC 20006.

                         ANNUAL REPORT ON FORM 10-K

     The Company is required to file an Annual Report on Form 10-K with the SEC. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the SEC is available without charge by writing to Robert C. Lewis, Senior Vice President, General Counsel and Secretary, Rare Medium Group, Inc., 44 West 18th Street, 6th Floor, New York, New York 10011.

    IMPORTANT -- MAIL YOUR SIGNED PROXY CARD OR VOTING INSTRUCTION CARD

     Please complete, sign, date and mail the enclosed proxy card or voting instruction card in the enclosed self-addressed envelope.

                                          By Order of the Board of Directors,

                                          /s/ Robert C. Lewis
                                          -----------------------------------
                                          Robert C. Lewis
                                          Senior Vice President, General Counsel
                                            and Secretary

November 12, 2002
New York, New York


-------------------------------------------------------------------------------

                             COMMON STOCK PROXY

                          RARE MEDIUM GROUP, INC.
          44 WEST 18TH STREET, 6TH FLOOR, NEW YORK, NEW YORK 10011
               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING ON DECEMBER 17, 2002

The undersigned hereby appoints Glenn S. Meyers, Chairman and Chief Executive Officer of Rare Medium Group, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of Rare Medium Group, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of Rare Medium Group, Inc. to be held at 8:00 a.m., local time, on December 17, 2002, in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RARE MEDIUM GROUP, INC. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR the director nominees in Proposal 1 and FOR Proposal 2, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.

1. The election of two Class 3 directors, Glenn S. Meyers and William F. Stasior, to the Board of Directors.

         [  ]  FOR                [  ]  AGAINST        [  ] WITHHOLD AUTHORITY

         FOR ALL NOMINEES EXCEPT AS NOTED BELOW:


         ____________________________________________________


     2. The ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ended December 31, 2002.

         [  ]  FOR                [  ]  AGAINST        [  ] ABSTAIN


     3. In the discretion of persons named above, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE DIRECTOR NOMINEES ON PROPOSAL 1 AND "FOR" PROPOSAL 2 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         ________________________
         Signature

         ________________________
         Signature


         Dated: __________________, 2002

In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.

      PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
                    AND RETURN IN THE ENCLOSED ENVELOPE


--------------------------------------------------------------------------------

                           PREFERRED STOCK PROXY

                          RARE MEDIUM GROUP, INC.
          44 WEST 18TH STREET, 6TH FLOOR, NEW YORK, NEW YORK 10011
               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING ON DECEMBER 17, 2002

The undersigned hereby appoints Glenn S. Meyers, Chairman and Chief Executive Officer of Rare Medium Group, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of Rare Medium Group, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of Rare Medium Group, Inc. to be held at 8:00 a.m., local time, on December 17, 2002, in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RARE MEDIUM GROUP, INC. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR the director nominees in Proposal 1 and FOR Proposal 2, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.

     1. The election of two Class 3 directors, Glenn S. Meyers and William F. Stasior, to the Board of Directors.

         [  ]  FOR                [  ]  AGAINST        [  ] WITHHOLD AUTHORITY

         FOR ALL NOMINEES EXCEPT AS NOTED BELOW:

         ____________________________________________________


     2. The ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ended December 31, 2002.

         [  ]  FOR                  [  ]  AGAINST        [  ] ABSTAIN


     3. In the discretion of persons named above, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.


THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE DIRECTOR NOMINEES ON PROPOSAL 1 AND "FOR" PROPOSAL 2 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         ________________________
         Signature

         ________________________
         Signature

         Dated: __________________, 2002

In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.

      PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
                    AND RETURN IN THE ENCLOSED ENVELOPE